VARIABLE ACCUMULATION DESIGNSM
Flexible Premium Variable Life Insurance Policies Issued by ReliaStar Life Insurance Company and its ReliaStar SelectH Life Variable Account
Supplement dated July 25, 2002 to the Prospectus dated May 1, 2002
This supplement adds certain information to your May 1, 2002, prospectus. Please read it carefully and keep it with your prospectus for future reference.
The following section is added to page 41 of the prospectus, immediately following the Death Benefit Guarantee section:
Supplemental Death Benefit Guarantee

In addition to the Death Benefit Guarantee, beginning August 5, 2002, a Supplemental Death Benefit Guarantee is automatically added to the Policy by rider. If you meet the requirements of this guarantee, as described below, we guarantee that we will not lapse your Policy even if the Cash Surrender Value is not sufficient to pay the Monthly Deduction that is due.

The Supplemental Death Benefit Guarantee will be in effect during the Supplemental Death Benefit Guarantee Period if on each Monthly Anniversary since the Policy Date the sum of all premiums paid minus any partial withdrawals and any Loan Amount is equal to or greater than 40% of the Minimum Monthly Premiums since the Policy Date, including the Minimum Monthly Premium for the current Monthly Anniversary. We reserve the right to change this percentage for new Policies.

The Supplemental Death Benefit Guarantee Period begins on the Policy Date and is equal to the Death Benefit Guarantee period, as shown in your Policy, multiplied by 40% and rounded to the lower whole number of Policy Years. The Supplemental Death Benefit Guarantee Period may not exceed ten Policy Years.

Policy Changes Affecting the Supplemental Death Benefit Guarantee
The following Policy changes may increase or decrease the Minimum Monthly Premium or the Supplemental Death Benefit Guarantee Period:
A requested increase or decrease in the Face Amount. See "Death Benefit -- Requested changes in Face Amount."
A change in the Death Benefit Option. See "Death Benefit -- Changing the Death Benefit Option."
The addition or termination of a Policy rider. See "General Provisions -- Optional Insurance Benefits."
We will notify you in writing of any changes in the Minimum Monthly Premium or the Death Benefit Guarantee Period that affect the Supplemental Death Benefit Guarantee.

Termination

If on any Monthly Anniversary you have not made sufficient premium payments to maintain the Supplemental Death Benefit Guarantee, we will send you a notice of the required premium. If the required premium is not received by us at our Home Office prior to the next Monthly Anniversary, the Supplemental Death Benefit Guarantee will terminate.

The Supplemental Death Benefit Guarantee will also terminate on:
The Monthly Anniversary on or next following our receipt at our Home Office of your written request for termination;
The date the Policy terminates; or
The end of the Supplemental Death Benefit Guarantee Period.

Even if the Supplemental Death Benefit Guarantee terminates, the Policy will not necessarily lapse. For a discussion of the circumstances under which a Policy may lapse, see "Policy Lapse and Reinstatement."

If the Supplemental Death Benefit Guarantee terminates, it may not be reinstated.

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